UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 29, 2003

                  Date of Earliest Event Reported: May 29, 2003


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                      VIRGINIA                              54-1387365
               (State or other jurisdiction of         (I.R.S. Employer
               incorporation or organization)          Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000






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Item 7.  Financial Statements and Exhibits.

          (c)   Exhibits

Exhibit #       Description

99.1 Dollar Tree Stores, Inc.'s press release regarding its fiscal first quarter 2003 earnings results and its publicly available conference call to discuss these results.

Item 9. Regulation FD Disclosure.

Today, May 29, 2003, Dollar Tree Stores, Inc. issued a press release reporting its fiscal first quarter earnings results and announcing that it will hold a publicly available telephone conference call to discuss these results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission:

  o  pursuant to the Commission's Regulation FD and

  o as a disclosure under "Item 12. Results of Operations and Financial Condition" in accordance with Commission Release No. 33-8216.

Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE:  May 29, 2003


                                    DOLLAR TREE STORES, INC.


                                    By:      /s/ Frederick C. Coble
                                            --------------------------------
                                            Frederick C. Coble
                                            Chief Financial Officer




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                                  Exhibit Index

Exhibit #       Description

99.1 Dollar Tree Stores, Inc.'s press release regarding its fiscal first quarter 2003 earnings results and its publicly available conference call to discuss these results.



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